Exhibit 99.1
FORTEGRA FINANCIAL ANNOUNCES AGREEMENT TO ACQUIRE EREINSURE, INC.

Jacksonville, FL - March 3, 2011 - Fortegra Financial Corporation (the “Company”) (NYSE: FRF) today announced that it has agreed to acquire eReinsure.com, Inc., an industry leader in web-based technologies for reinsurance process control, information management and compliance functions, for a cash purchase price of $37 million.

The acquisition of eReinsure will enable Fortegra to offer eReinsure's unique reinsurance negotiation platform to insurers, reinsurers and brokers. eReinsure was founded 11 years ago and developed a web based platform to support placing reinsurance risks. Since then, eReinsure has grown to serve many of the largest reinsurance buyers, sellers and brokers worldwide. eReinsure has demonstrated the value of a web-based system for enhancing transaction control and efficient distribution in the reinsurance market. As a result of the growth of eReinsure, electronic placing of reinsurance has become well established with over 15,000 registered users in 80 countries.

"The acquisition of eReinsure represents another exciting addition to the suite of fee-based insurance service businesses in the Fortegra family,” said Richard S. Kahlbaugh, Chairman and CEO of Fortegra Financial. “With this acquisition our insurance industry clients will be able to leverage the eReinsure platform to enhance revenue, reduce costs and better manage their reinsurance activities. Additionally, we believe this acquisition will significantly enhance the operating margins in our wholesale brokerage segment and enable us to introduce exciting technologies to excess and surplus lines brokerage to enhance operating leverage. We look forward to closing the transaction and working with Igor Best-Devereux, Chairman of eReinsure, and the entire eReinsure team in continuing to bring innovative technological solutions to the insurance industry."

eReinsure is located in Salt Lake City, Utah and has additional offices in London and New York. The transaction is expected to close in the first quarter of 2011 and is subject to customary terms and conditions.

About Fortegra
Fortegra Financial Corporation is an insurance services company that provides distribution and administration services and insurance-related products to insurance companies, insurance brokers and agents and other financial services companies in the United States. It sells services and products directly to businesses rather than directly to consumers. Fortegra's brands include Life of the South, Consecta and Bliss & Glennon.

Contact:
Investor Relations
Evelyn Infurna or Kate Messmer Wendt
ICR, Inc.
904-352-2759
investor.relations@fortegra.com

Media
Brian Ruby
ICR, Inc.
203-682-8268
brian.ruby@icrinc.com

Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. Such statements are subject to risks and uncertainties. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "anticipate," "estimate," "expect," "project,'' "plan," "intend," "believe," "may," "should," "can have," "likely" and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. The forward-looking statements contained in this press release are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you read this press release, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond our control) and assumptions. Although we believe that these forward looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. We believe these factors include, but are not limited to, those described under Item 1A. - "Risk Factors" in Fortegra's Registration Statement on Form S-1, as amended, originally filed with the Securities and Exchange Commission, ("SEC") on September 23, 2010, (File No. 333-16955). Should one or more of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, our actual results may vary in material respects from those projected in these forward-looking statements. Any forward-looking statement made by us in this press release speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Further information concerning Fortegra and its business, including factors that potentially could materially affect Fortegra's financial results, is contained in Fortegra's filings with the SEC, which are available free of charges at the SEC's website at http://www.sec.gov and or from Fortegra's website in the "Investor Relations" section under "SEC Filings" at http://www.fortegra.com.